UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: March 30, 1999

                               OCEAN ENERGY, INC.

             (Exact name of registrant as specified in its charter)

                Texas               1-8094                           74-1764876
           (State or other       (Commission                       (IRS Employer
           jurisdiction of       file number)                Identification No.)
           incorporation)

                             1001 Fannin, Suite 1700

                              Houston, Texas 77002

               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (713) 951-4700

                           Seagull Energy Corporation

          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets

         Effective on March 30, 1999, Ocean Energy, Inc., a Delaware corporation ("OEI"), merged (the "Merger") with and into Seagull Energy Corporation, a Texas corporation ("Seagull"), pursuant to an Agreement and Plan of Merger dated November 24, 1998, as amended, between OEI and Seagull (the "Merger Agreement"). In connection with the Merger, Seagull changed its name to "Ocean Energy, Inc." ("New Ocean"). In the Merger, each issued and outstanding share of common stock of OEI, par value $.01 per share ("OEI Common Stock"), was converted into one share of common stock, par value $.10 per share, of New Ocean (the "New Ocean Common Stock") and each issued and outstanding share of Series A preferred stock of OEI, par value $.01 per share ("OEI Preferred Stock") was converted into one share of Series C preferred stock, par value $1.00 per share, of New Ocean ("New Ocean Preferred Stock"). The exchange ratio was determined through arm's length negotiations between the parties. New Ocean expects to issue up to 101,729,918 shares of New Ocean Common Stock and 50,000 shares of New Ocean Preferred Stock in the Merger. Shares of OEI Common Stock and OEI Preferred Stock are no longer transferable and certificates evidencing such shares represent only the right to receive shares of New Ocean Common Stock and New Ocean Preferred Stock, respectively, in accordance with the provisions of the Merger Agreement. The shareholders of OEI and Seagull approved the Merger at special meetings held on March 30, 1999. OEI was a publicly traded oil and gas company. New Ocean intends to continue its business.

         A description of the closing of the Merger is contained in the March 30, 1999 press release of New Ocean, attached hereto as Exhibit 99.1 and incorporated herein by reference. The Merger Agreement is incorporated herein by reference from Annex A to the Joint Proxy Statement/Prospectus contained in Amendment No. 3 to Seagull's Registration Statement on Form S-4 (No. 333-68679), filed with the Securities and Exchange Commission (the "Commission") on February 23, 1999 and declared effective by the Commission on February 23, 1999 (the "Registration Statement"). A description of the Merger, including additional responses to the information requested in this Item 2, are contained in the Registration Statement, the text of which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

                  (a)      Financial Statements of Business Acquired

                           Audited Financial Statements of OEI(1)

                           Report of Independent Public Accountants

                           Consolidated Statement of Income, Years Ended December 31, 1998, 1997 and 1996 Consolidated Balance Sheet, December 31, 1998 and 1997 Consolidated Statement of Changes in Stockholders' Equity, Years Ended December 31, 1998, 1997 and 1996 Consolidated Statement of Cash Flows, Years Ended December 31, 1998, 1997 and 1996 Notes to Consolidated Financial Statements

---------------------------------
(1) Incorporated by reference to pages 28 through 60 of OEI's Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Commission on February 16, 1999.

                  (b)      Pro Forma Financial Information

                           The pro forma information required by this item is contained on pages 29 through 33 of the Joint Proxy Statement/Prospectus included in the Registration Statement which is incorporated herein by reference.

                  (c)      Exhibits

                           The  following  Exhibits  are  filed  as part of this
report:

                           2.1 - Agreement and Plan of Merger, dated as of November 24, 1998, as amended, between OEI and Seagull (included as Annex A to the Joint Proxy Statement/Prospectus contained in Seagull's Registration Statement on Form S-4 (No. 333-68679) and incorporated herein by reference).

                           23.1 -   Independent Auditors' Consent

                           99.1 - Press Release of the Company dated March 30, 1999.

                           99.2 - Audited Financial Statements of OEI included as pages 28 through 60 of OEI's Annual Report on Form 10-K for the year ended December 31, 1998 (incorporated herein by reference from OEI's Annual Report on Form 10-K filed with the Commission on February 16, 1999).

                           99.3 - Unaudited Pro Forma Condensed Combined Financial Statements of New Ocean included as pages 29 through 33 of the Joint Proxy Statement/Prospectus included in Seagull's Registration Statement on Form S-4 (No. 333-68679) (incorporated herein by reference from Seagull's Registration Statement on Form S-4 (No. 333-63679) filed with the Commission on February 23, 1999).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            OCEAN ENERGY, INC.

                            /s/ WILLIAM L. TRANSIER
                            William L. Transier

                            Executive Vice President and Chief Financial Officer

Date:  April 8, 1999.


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                                  EXHIBIT INDEX

Exhibit

Number                                               Description

   2.1     -      Agreement and Plan of Merger, dated as of November 24, 1998, as amended, between OEI and Seagull (included as Annex A to the Joint Proxy Statement/Prospectus contained in Seagull's
                  Registration Statement on Form S-4 (No.333-68679) and incorporated herein by reference).

   23.1    -      Independent Auditors' Consent

   99.1    -      Press Release of the Company dated March 30, 1999.

   99.2    -      Audited Financial Statements of OEI included as pages 28
                  through 60 of OEI's Annual Report on Form 10-K for the year ended December 31, 1998 (incorporated herein by reference from OEI's Annual Report on Form 10-K filed with the Commission on
                  February 16, 1999).

   99.3    -      Unaudited Pro Forma  Condensed  Combined Financial  Statements
                  of New Ocean included as pages 29 through 33 of the Joint
                  Proxy Statement/Prospectus included in Seagull's  Registration
                  Statement on Form S-4 (No. 333-68679) (incorporated herein by reference from Seagull's Registration Statement on Form S-4
                  (No. 333-63679) filed with the Commission on February 23,
                  1999).
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